STOCK OPTION AGREEMENT

UNDER THE CONSULTATION AND SECURITIES PURCHASE AGREEMENT

        THIS STOCK OPTION AGREEMENT is entered into the __ day of November 2003, between SKYLYNX COMMUNICATIONS, Inc., a Delaware corporation (the "Corporation" or "Grantor") and Carl Dilley (the "Grantee"), with respect to the following facts:

        Pursuant and subject to the Consultation and Securities Purchase Agreement ("Consultation Agreement"), which Consultation Agreement shall constitute a "written compensation contract" within the meaning of Rule 405 under the Securities Act of 1933, as amended ("Securities Act"), the Corporation's Board of Directors has determined that it is to the advantage and interest of the Corporation and its stockholders to grant the option provided for herein to Grantee. The parties agree as follows:

         1.        GRANT OF OPTION: Subject to the terms of the Consultation Agreement (attached hereto as exhibit A and incorporated herein by this reference), the Corporation hereby grants to the Grantee the right and option ("The Option") to purchase from the Corporation, on the terms and subject to the conditions set forth herein and in the Consultation Agreement, a number of shares of common stock, $.0001 par value (the "Common Stock") having an aggregate Market Price, as defined below, equal to $100,000. The Option shall be treated as a non- transferable, non-qualified stock option granted under the Consultation Agreement. The date of the grant of the option is November __, 2003. In the event of any conflict or inconsistency between the provisions of this Option Agreement and the Consultation Agreement, the provisions of the Consultation Agreement shall control in each instance.

         2.        PRICE: The exercise price to be paid for each share of Common Stock subject to the Option granted by this Option Agreement shall be "Market Price" of the Common Stock. For the purposes of this Option Agreement, Market Price shall mean 80% the average closing bid price of the Common Stock on the over-the-counter market as quoted on the OTC Electronic Bulletin Board for the two consecutive trading days immediately prior to the execution of this Option Agreement.

         3.        VESTING AND EXERCISE Of OPTIONS: Except as otherwise provided herein and in the Consultation Agreement, the Option granted pursuant to this Option Agreement shall be subject to vesting as follows:

                3.1        TIME AND EXERCISE OF OPTION: The Grantee may exercise the options as follows: $50,000 of Common Stock, as priced in #2 above, subject to the option, shall vest and become exercisable on November __, 2003 (the "First Exercise Date"). The remaining $50,000 of Common Stock, as priced in #2 above, subject to the option, shall vest and become exercisable 14 calendar days following the First Exercise Date, or November __, 2003. The option shall terminate 90 days after the First Exercise Date, unless terminated sooner pursuant to this option Agreement or the Consultation Agreement.

                3.2         NOTICE TO EXERCISE: The Grantee shall provide written notice to the company in order to exercise the Option, in a form substantially equivalent to the Option Exercise Form attached hereto in Exhibit B.

                3.3        METHOD OF PAYMENT: The Grantee shall deliver to the Corporation funds by cashier's or certified check or wire transfer in the amount of the exercise to the Grantor.

                3.4        DELIVERY OF SHARES: Shares of Stock purchased by the Grantee upon the partial or complete exercise of the option shall be delivered to the Grantee by the Corporation within two business days upon the Corporation receiving by facsimile the Option Exercise form, duly executed by Grantee, accompanied by payment of immediately available funds for the full amount of the exercise price.

        4.        INVESTMENT UNDERTAKING; NONASSIGNABILITY: This Option may be exercised only by Grantee during his or her lifetime. Grantee will hold this Option and the rights arising hereunder for investment and not with a view to distribution, and upon exercise will deliver a letter confirming Grantee's nondistributive intent with respect to the shares of Common Stock received. Grantee will not transfer or assign this Option, except by will or the laws of intestate succession.

        5.        REPRESENTATIONS OF GRANTOR: So long as this Option remains outstanding and unexpired, Grantor will reserve for issuance upon the exercise of this Option the number of shares of Grantor's Common Stock that are subject to this Option. The shares of Common Stock of Grantor subject to this Option shall, when issued, be validly issued, fully paid and nonassessable. Grantor will pay, when due and payable, any and all federal and state taxes or fees that may be payable by Grantor with respect to the grant of this Option or the issuance of any shares of Common Stock or certificates therefore subject to this Option. However, this does not include any federal, state or other personal income tax payable by the Grantee by virtue of (i) the grant of this Option; (ii) the issuance of any share of Common Stock upon exercise thereof; or (iii) any subsequent disposition of such shares which shall remain the obligation of the Grantee.

        6.        WITHHOLDING TAXES: If the Corporation determines that it is required to withhold federal, state or local tax as a result of the exercise of this Option, the Grantee, as a condition to the exercise of this Option, shall make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements.

        7.        NOTICE: Any notice, request, or instructions given in connection with this Option shall be in writing and shall be delivered in person or by certified mail as follows:

                (a)        If to Grantor, at 500 John Ringling Blvd, Sarasota, Florida, 34236. Attention: Corporate Secretary.

                (b)        If to Grantee, at 1601 SE 9th Street, Ft. Lauderdale, Fl, 33316, or at such other address as either of the parties shall have given notice to the other in accordance with the provisions hereof.

        8.        BOARD DETERMINATION FINAL: The interpretation and construction of the Plan and this Stock Option Agreement, including any inconsistency between the two documents, shall be reserved to and made by the Board of Directors of the Corporation. The Board of Directors' determinations shall be final as between the parties hereto.

        9.        GOVERNING LAW: This Option is granted and delivered in the State of Florida and is intended to be construed and enforced under the laws thereof.

        IN WITNESS WHEREOF, this Option is executed on behalf of Grantor and its duly authorized officers and by Grantee as of this ___ day of November, 2003.

GRANTOR:
SKYLYNX COMMUNICATIONS, INC. a Delaware Corporation

_______________________________________
By: Gary Brown Its: President

GRANTEE

_______________________________________ By: Carl Dilley

EXHIBIT "A"

Non-Qualified Stock Option Plan

EXHIBIT "B"

[FORM OF ELECTION TO EXERCISE]

The undersigned, the holder of the attached Option, hereby irrevocably elects to exercise the purchase right represented by this Option Certificate for, and to purchase _____________ free trading common shares of SKYLYNX COMMUNICATIONS, Inc., and herewith makes payment of $__________ therefor, and requests that the certificates for such securities be issued in the name of, and delivered to Carl Dilley, whose address is 1601 S.E. 9th Street, Ft. Lauderdale, Fl 33316

 Dated:        ____________________, 2003              Carl Dilley___________________________

                                                                                   By:   ______________________________

                                                                                  (Signature must conform in all respects to name of
                                                                                   holder as specified on the face of the Option
                                                                                   Certificate)

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                                                                                 (Insert Social Security or Other Identifying Number of
                                                                                 Holder)